Vanguard® Utilities Index Fund
Schedule of Investments (unaudited)
As of November 30, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.6%)
Electric Utilities (61.8%)
	NextEra Energy Inc.	13,715,254	1,183,489
	Constellation Energy Corp.	2,080,677	758,115
	Duke Energy Corp.	5,179,118	641,900
	Southern Co.	7,039,498	641,439
	American Electric Power Co. Inc.	3,561,830	440,848
	Xcel Energy Inc.	3,939,008	323,432
	Exelon Corp.	6,726,715	316,963
	Entergy Corp.	2,973,164	289,943
	PG&E Corp.	14,638,003	235,964
	NRG Energy Inc.	1,288,283	218,351
	PPL Corp.	4,925,322	181,744
	FirstEnergy Corp.	3,653,347	174,338
	Eversource Energy	2,471,700	166,049
	Edison International	2,563,064	150,939
	Evergy Inc.	1,532,872	119,027
	Alliant Energy Corp.	1,711,454	118,895
	Pinnacle West Capital Corp.	795,410	72,271
*,1	Oklo Inc.	737,326	67,377
	OGE Energy Corp.	1,341,341	61,406
	IDACORP Inc.	359,874	47,424
	Portland General Electric Co.	729,728	37,085
	TXNM Energy Inc.	631,663	36,921
	ALLETE Inc.	386,543	26,138
	Otter Tail Corp.	251,200	20,649
	MGE Energy Inc.	243,394	20,158
*	Hawaiian Electric Industries Inc.	1,149,665	13,520
	Genie Energy Ltd. Class B	92,185	1,335
			6,365,720
Gas Utilities (4.6%)
	Atmos Energy Corp.	998,256	176,062
	UGI Corp.	1,431,594	56,620
	National Fuel Gas Co.	571,827	47,147
	Spire Inc.	393,256	34,866
	Southwest Gas Holdings Inc.	407,575	33,849
	ONE Gas Inc.	397,994	33,328
	New Jersey Resources Corp.	669,294	32,180
	MDU Resources Group Inc.	1,293,148	27,570
	Chesapeake Utilities Corp.	156,877	21,815
	Northwest Natural Holding Co.	272,909	13,501
			476,938
Independent Power and Renewable Electricity Producers (6.3%)
	Vistra Corp.	2,256,600	403,615
*	Talen Energy Corp.	258,629	101,970
	AES Corp.	4,742,366	66,678
	Ormat Technologies Inc. (XNYS)	384,206	43,381
	Clearway Energy Inc. Class C	554,156	20,293
	Clearway Energy Inc. Class A	230,970	7,899
*	XPLR Infrastructure LP	594,589	5,666
*	Hallador Energy Co.	214,843	4,381
			653,883
Multi-Utilities (23.9%)
	Sempra	4,345,585	411,614
	Dominion Energy Inc.	5,681,149	356,606
	Public Service Enterprise Group Inc.	3,323,965	277,617
	Consolidated Edison Inc.	2,402,029	241,068
	WEC Energy Group Inc.	2,143,706	240,245
	Ameren Corp.	1,801,005	191,537
	DTE Energy Co.	1,382,587	189,456
	CenterPoint Energy Inc.	4,348,245	173,843

		Shares	Market Value ($000)
	CMS Energy Corp.	1,993,650	150,401
	NiSource Inc.	3,135,977	138,391
	Black Hills Corp.	485,262	35,807
	Northwestern Energy Group Inc.	408,937	28,253
	Avista Corp.	540,270	22,356
	Unitil Corp.	117,831	5,919
			2,463,113
Water Utilities (3.0%)
	American Water Works Co. Inc.	1,299,400	169,013
	Essential Utilities Inc.	1,867,989	73,954
	American States Water Co.	256,503	18,922
	California Water Service Group	396,866	18,006
	H2O America	223,310	10,368
	Middlesex Water Co.	120,017	6,158
	Consolidated Water Co. Ltd.	100,793	3,450
	York Water Co.	96,114	3,136
	Artesian Resources Corp. Class A	62,696	1,975
			304,982
Total Common Stocks (Cost $7,862,414)			10,264,636
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[2,3]	Vanguard Market Liquidity Fund, 4.024% (Cost $29,605)	296,057	29,606
Total Investments (99.9%) (Cost $7,892,019)			10,294,242
Other Assets and Liabilities—Net (0.1%)			9,500
Net Assets (100.0%)			10,303,742
Cost is in $000.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $28,995.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $28,874 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Atmos Energy Corp.	8/31/2026	BANA	12,307	(3.880)	280	—
Southern Co.	8/31/2026	BANA	25,626	(3.880)	511	—
					791	—
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/(paid) monthly.
BANA—Bank of America, N.A.
A.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.	Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of November 30, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	10,264,636	—	—	10,264,636
Temporary Cash Investments	29,606	—	—	29,606
Total	10,294,242	—	—	10,294,242
Derivative Financial Instruments
Assets
Swap Contracts	—	791	—	791